GRUBB & ELLIS HEALTHCARE REIT, INC.
LIMITED GUARANTY OF PAYMENT

THIS LIMITED GUARANTY OF PAYMENT dated as of December 20, 2007 (this “Guaranty”), is executed by GRUBB & ELLIS HEALTHCARE REIT, INC., a Maryland corporation (“Guarantor”), to and for the benefit of NATIONAL CITY BANK, a national banking association (the “Lender”).

R E C I T A L S:

A. The Lender has agreed to loan the principal amount of Twenty-Two Million and 00/100 Dollars ($22,000,000.00) (the “Loan”) to G&E HEALTHCARE REIT CHESTERFIELD REHAB HOSPITAL, LLC, a Delaware limited liability company (the “Borrower”) pursuant to the terms and conditions of that certain Promissory Note dated as of even date herewith (the “Note”). All terms not otherwise defined herein shall have the meanings set forth in the Note between the Borrower and the Lender.

B. As a condition precedent to the Lender’s extension of the Loan to the Borrower and in consideration therefor, the Lender has required the execution and delivery of (i) this Guaranty by the Guarantor, (ii) that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of even date herewith, executed by the Borrower to and for the benefit of the Lender (the “Deed of Trust”) encumbering the real property, improvements and personalty described therein (the “Premises”), and (iii) the other Loan Documents (as defined in the Note).

C. The Guarantor is an equity investor in the Borrower and, having a financial interest in the Premises, has agreed to execute and deliver this Guaranty to the Lender.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Guarantor hereby agrees as follows:

A G R E E M E N T S:

1. Guaranty of Payment. Subject to Section 21 below, the Guarantor hereby unconditionally, absolutely and irrevocably guaranties to the Lender, the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of the Borrower to the Lender evidenced by the Notes and any other amounts that may become owing by the Borrower under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as “Payment Obligations”). This Guaranty is a present and continuing guaranty of payment and not of collectability, and the Lender shall not be required to prosecute collection, enforcement or other remedies against the Borrower or any other guarantor of the Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on the Guarantor for payment. If for any reason the Borrower shall fail or be unable to pay, punctually and fully, any of the Payment Obligations, the Guarantor shall pay such obligations to the Lender in full immediately upon demand. One or more successive actions may be brought against the Guarantor, as often as the Lender deems advisable, until all of the Payment Obligations are paid and performed in full. The Payment Obligations, together with all other payment and performance obligations of the Guarantor hereunder, are referred to herein as the “Obligations”.

2. Representations and Warranties. The following shall constitute representations and warranties of the Guarantor, and the Guarantor hereby acknowledges that the Lender intends to make the Loan in reliance thereon:

(a) Guarantor is not in default, and, to Guarantor’s actual knowledge, no event has occurred which, with the passage of time and/or the giving of notice, would constitute a default, under any agreement to which the Guarantor is a party, the effect of which will materially impair performance by the Guarantor of its obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of the Guarantor, or any other indenture, deed of trust, instrument, document, agreement or contract of any kind to which the Guarantor is a party or, to Guarantor’s actual knowledge, to which the Guarantor or the property of the Guarantor may be subject.

(b) There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to the knowledge of the Guarantor, threatened that could, if determined adversely to Guarantor, materially adversely affect performance by the Guarantor of its obligations under this Guaranty.

(c) Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to the Lender by the Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

3. Continuing Guaranty. The Guarantor agrees that the performance of the Obligations by the Guarantor shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that the Guarantor may have against the Lender, the Borrower, any other guarantor of the Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not the Guarantor shall have any knowledge thereof), including without limitation:

(a) any lack of validity or enforceability of any of the Loan Documents;

(b) any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;

(c) any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

(d) any failure, omission or delay on the part of the Borrower, the Guarantor or any other guarantor of the Obligations or the Lender to conform or comply with any term of any of the Loan Documents or any failure of the Lender to give notice of any Event of Default (as defined in the Notes);

(e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

(f) any action or inaction by the Lender (other than any illegal action or omission) under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of the Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of the Lender;

(g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to the Borrower, the Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h) any merger or consolidation of the Borrower into or with any entity, or any sale, lease or transfer of any of the assets of the Borrower, the Guarantor or any other guarantor of the Obligations to any other person or entity;

(i) any change in the ownership of the Borrower or any change in the relationship between the Borrower, the Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

(j) any release or discharge by operation of law of the Borrower, the Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in any of the Loan Documents; or

(k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Borrower or the Guarantor to the fullest extent permitted by law.

4. Waivers. The Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 4 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of the Borrower, the Guarantor or any other guarantor of the Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against the Borrower, the Guarantor or any other guarantor of the Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) any requirement on the part of the Lender to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of the Lender under any of the Loan Documents.

5. Subordination. The Guarantor agrees that any and all present and future debts and obligations of the Borrower to the Guarantor are hereby subordinated to the claims of the Lender and are hereby assigned by the Guarantor to the Lender as security for the Obligations and the obligations of the Guarantor under this Guaranty, until the Obligations are paid in full.

6. Subrogation Waiver. Until the Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by the Guarantor or the Borrower as a preferential or fraudulent payment have expired, the Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment the Guarantor may now or hereafter have by and from the Borrower and the successors and assigns of the Borrower, for any payments made by the Guarantor to the Lender, including, without limitation, any rights which might allow the Borrower, the Borrower’s successors, a creditor of the Borrower, or a trustee in bankruptcy of the Borrower to claim in bankruptcy or any other similar proceedings that any payment made by the Borrower or the Borrower’s successors and assigns to the Lender was on behalf of or for the benefit of the Guarantor and that such payment is recoverable by the Borrower, a creditor or trustee in bankruptcy of the Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from the Lender.

7. Reinstatement. The obligations of the Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations or the Guarantor’s obligations under this Guaranty is rescinded or otherwise must be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or the Borrower or otherwise, all as though such payment had not been made.

8. Financial Statements. The Guarantor represents and warrants to the Lender that (a) the financial statements of the Guarantor previously submitted to the Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of the Guarantor, and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statements submitted for this Guaranty, and (b) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof. The Guarantor covenants and agrees to furnish to the Lender or its authorized representatives information regarding the business affairs, operations and financial condition of the Guarantor as Lender shall reasonably request, and the Guarantor shall furnish to the Lender (i) within thirty (30) days after its filing, copies of the federal income tax return of the Guarantor, and (ii) annual audited financial statements for each fiscal year by the later of ninety (90) days after the end of each fiscal year of Guarantor or ten (10) days after filing the Annual Report on Form 10-K with the SEC with respect to Guarantor, audited by an independent certified public accountant.

9. Transfers; Sales, Etc. Other than in connection with the Permitted Transfer (as defined in the Deed of Trust) and other than transfers of shares in a publicly traded corporation, without the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed, the Guarantor shall not sell, lease, transfer, convey or assign any of its assets, unless (a) if the Guarantor is an individual, such sale, lease, transfer, conveyance or assignment is of a non-material asset of the Guarantor, or (b) if the Guarantor is a corporation, partnership or other entity, such sale, lease, transfer, conveyance or assignment is performed in the ordinary course of its business consistent with past practices, and will not have a material adverse effect on the business or financial condition of the Guarantor or its ability to perform its obligations hereunder. In addition, the Guarantor shall neither become a party to any merger or consolidation, nor, except in the ordinary course of its business consistent with past practices, acquire all or substantially all of the assets of, a controlling interest in the stock of, or a partnership or joint venture interest in, any other entity.

10. Enforcement Costs. If: (a) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (b) one or more attorneys is retained to represent the Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent the Lender in any other proceedings whatsoever in connection with this Guaranty, then the Guarantor shall pay to the Lender upon demand all fees, costs and expenses reasonably incurred by the Lender in connection therewith, including, without limitation, reasonable attorney’s fees, court costs and filing fees (all of which are referred to herein as the “Enforcement Costs”), in addition to all other amounts due hereunder.

11. Successors and Assigns; Joint and Several Liability. This Guaranty shall inure to the benefit of the Lender and its successors and assigns. This Guaranty shall be binding on the Guarantor, and the heirs, legatees, successors and assigns of the Guarantor. If this Guaranty is executed by more than one person, it shall be the joint and several undertaking of each of the undersigned. Regardless of whether this Guaranty is executed by more than one person, it is agreed that the undersigned’s liability hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Obligations or any part thereof, and that the Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations

12. No Waiver of Rights. No delay or failure on the part of the Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

13. Modification. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lender and Guarantor.

14. Joinder. Any action to enforce this Guaranty may be brought against the Guarantor without any reimbursement or joinder of the Borrower or any other guarantor of the Obligations in such action.

15. Severability. If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantor and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

16. Applicable Law. This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Missouri.

17. Notices. All notices, communications and waivers under this Guaranty shall be in writing and shall be (a) delivered in person, (b) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (c) sent by overnight express carrier, addressed in each case as follows:

To the Lender:	National City Bank 120 South Central, 9th Floor Clayton, Missouri 63105 Attn: William R. Bennett, Jr.
With a copy to:	Blackwell Sanders LLP 720 Olive Street , 24th Floor St. Louis, Missouri 63101 Attn: John P. McNearney, Esq.
To the Guarantor:	Grubb & Ellis Healthcare REIT, Inc. c/o Triple Net 1551 N. Tustin Avenue, Suite 200 Santa Ana, California 92705 Attn: Shannon Johnson
With a copy to:	Cox, Castle & Nicholson, LLP 2049 Century Park East, 28th Floor Los Angeles, California 90067 Attn.: Adriana A. Vesci

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

18. WAIVER OF JURY TRIAL. THE GUARANTOR AND LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR EITHER OF THEM IN RESPECT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND LENDER HEREBY CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

19. VENUE AND JURISDICTION. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, GUARANTOR AND LENDER HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE EASTERN DISTRICT OF MISSOURI AND THE STATE COURTS OF MISSOURI LOCATED IN ST. LOUIS COUNTY, MISSOURI AND WAIVE ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN THE GUARANTOR AND LENDER OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS GUARANTY OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE PROPERTY, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

20. Facsimile Signatures. Receipt of an executed signature page to this Guaranty by facsimile or other electronic transmission shall constitute effective delivery thereof.

21. Limitation of Liability. Notwithstanding anything to the contrary set forth in this Guaranty, the aggregate liability of Guarantor under this Guaranty shall in any and all events be limited to (x) $17,600,000 (the “Payment Obligation Amount”) plus (y) accrued but unpaid interest and late charges on such amount which accrues after demand has been made on Guarantor by Lender for the payment of the same and Guarantor has not paid the same in accordance with the terms hereof, plus (z) Enforcement Costs. In the event of and concurrently with the closing of the sale by BD St. Louis Development, LLC of its indirect ownership interest in Borrower to Grubb & Ellis Healthcare REIT Holdings, L.P., Duke Realty Limited Partnership, an Indiana limited partnership, shall be released from liability on its Limited Guaranty of Payment of even date herewith provided that no Event of Default has occurred and is continuing at the time of the closing of such sale. At any time thereafter, Guarantor shall have the option to elect by delivery of written notice to Lender to: (a) reduce the Payment Obligation Amount to $2,200,000, and (b) increase the Applicable Margin set forth in the Note to 1.75% for the duration of the Loan term. Guarantor hereby acknowledges and agrees that any of the amounts collected from Borrower or any party other than Guarantor on account of the Payment Obligations shall be applied first to the portion of the Payment Obligations not guaranteed by Guarantor hereunder and thereafter to the portion of the Payment Obligations guaranteed by Guarantor. All payments by the Guarantor shall be applied to the Obligations. Notwithstanding the foregoing, at all times prior to the payment in full of Borrower’s Obligations, Guarantor shall have:

a. unlimited liability with respect to the guaranty of the payment and performance of Borrower’s Obligations if (i) there is fraud by Borrower or its members, or Guarantor with respect to the Loan, (ii) a Prohibited Transfer (as defined in the Mortgage) occurs, (iii) Borrower contests, delays or otherwise hinders any action taken by Lender in connection with the appointment of a receiver for the Premises or the foreclosure of the liens, mortgages or other security interests created by any of the Loan Documents in accordance with the Loan Documents following an Event of Default, or (iv) Borrower voluntarily files for bankruptcy or is involuntarily placed into bankruptcy by an affiliate, accountant, attorney, or other representative of Borrower and such involuntary bankruptcy is not dismissed within ninety (90) days after the filing thereof; and

b. personal liability for the payment of the Additional Liabilities (as hereinafter defined) without regard to the limitation of liability set forth above, which amount shall be due and payable to Lender on demand. As used herein, the “Additional Liabilities” of Guarantor shall mean an amount equal to the sum of the following:

(1) All expenses and costs reasonably incurred by or on behalf of Lender (including, without limitation, expenses and reasonable attorneys’ fees) in enforcing the rights and remedies of Lender under this Guaranty and/or the other Loan Documents, together with all interest calculated at the Default Rate (as defined in the Note) until paid on all amounts owed by Guarantor which accrues from and after Lender’s demand for payment is delivered to Guarantor;

(2) All damages, expenses or costs suffered or incurred by Lender as a result of any material misrepresentation in any of the Loan Documents;

(3) All damages, expenses or costs suffered or incurred by Lender as a result of material physical waste by Borrower or Guarantor with respect to any material portion of the Premises;

(4) All damages, expenses or costs suffered or incurred by Lender as a result of the removal or disposal of any property in which Lender has a security interest in violation of the terms and conditions of the Loan Documents, the removal of which results in a material adverse affect upon the value of the Property;

(5) All damages, expenses or costs suffered or incurred by Lender as a result of claims for compensation asserted by any real estate broker not employed by Borrower or as a result of any such broker’s liens on the Premises or mechanic’s or materialmen’s liens due to Borrower’s activities on the Property not expressly permitted or contested under the Mortgage;

(6) All damages, expenses or costs suffered or incurred by Lender as a result of the application of any insurance proceeds or condemnation awards (to the full extent of such proceeds or awards) not permitted by the Mortgage or the failure of Borrower to maintain the insurance coverages required by the Mortgage;

(7) All revenues received by or on behalf of Borrower from the operation or ownership of the Premises after Lender has notified Borrower of an Event of Default under any of the provisions of the Loan Documents, less only that portion of such revenues which is (A) actually used by Borrower to operate the Premises in the ordinary course of business and such use is approved in writing by Lender or (B) paid to Lender; and

(8) If, after the occurrence and during the continuance of an Event of Default and Lender’s revocation of Borrower’s license to retain such amounts, all security deposits provided for in any leases for any part of the Premises (together with interest thereon to the extent that interest is payable under such leases) which are not used in the ordinary course of business to cure defaults by tenants depositing the same, returned to tenants in accordance with the terms of their leases or paid over to Lender and all lease termination fees payable for terminating any such leases which are not paid jointly to Borrower and Lender or otherwise applied as provided in the Loan Documents.

[Signature on Following Page]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty of Payment and Completion as of the date first above written.

GUARANTOR

GRUBB & ELLIS HEALTHCARE REIT, INC., A Maryland corporation

By: /s/ Andrea R. Biller
Print Name: Andrea R. Biller
Title: Executive Vice President

See attached.

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) SS.

COUNTY OF ORANGE)

On December 14, 2007 before me, P.C. Han, Notary Public, personally appeared Andrea R. Biller, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal. /s/ PC Han (Signature of Notary) (SEAL)	[P.C. Han Commission # 1753200 Notary Public — California Orange County My Comm. Expires Jun 25, 2011]

My Commission Expires:

June 25, 2011